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                                                                  EXHIBIT 10.7


                            TECHNOLOGY HORIZONS CORP.
                               595 Stewart Avenue
                           Garden City, New York 11530

                          REGISTRATION RIGHTS AGREEMENT

                                                                  June 3, 1998

To:      Robert L. Kelly

         Reference is made to the Assignment Agreement between you and Technology Horizons Corp. (the "Company") dated June 3, 1998 (the "Assignment Agreement"). Pursuant to the Assignment Agreement, you (the "Holder"), have received 363,636 shares of Common Stock of the Company ("Common Stock"), as set forth in the Assignment Agreement. This letter sets forth the agreement of the Company to register the shares of Common Stock (collectively, the "Registrable Securities") under the Securities Act (as defined below) and your agreement with respect to several matters as set forth below if you register the Registrable Securities.

1.       CERTAIN DEFINITIONS.

         As used in this Agreement, the following terms shall have the following respective meanings:

         "COMMISSION " means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act (as defined below).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "REGISTRATION EXPENSES" means, for purposes of Section 5 below, all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state securities or Blue Sky fees and expenses for the State of New York, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and

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the fees and expenses of the Holder's own counsel.

         "REGISTRABLE SECURITIES" means: (i) subject to the provisions of this Agreement, 40% of the Shares of Common Stock issued to the Holder pursuant to the Assignment Agreement; and (ii) any other securities of the Company issued in respect of the foregoing (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events).

         "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may from time to time, be in effect.

2.       SECURITIES NOT REGISTERED.

         The Holder agrees that, unless the Registrable Securities are registered, the Holder will not dispose of the Registrable Securities or any interest therein, unless and until the Registrable Securities have been validly registered under the Securities Act or the Company has determined that the intended disposition does not violate the Securities Act or the rules and regulations of the Commission thereunder (the Company may reasonably rely on an opinion of its counsel in making such determination).

3.       REGISTRATION

         3.1 (a) On one occasion, the Company shall, as soon as practicable, (but in any event within six (6) months after the date hereof), file a Registration Statement pursuant to the Securities Act, in order that the Registrable Securities may be sold under the Securities Act as Promptly as practicable thereafter, and the Company will use its commercially reasonable best efforts to cause such registration to become effective, provided that the Holder shall furnish the Company with appropriate information (relating to the intentions of the Holder), in connection therewith as the Company shall reasonably request in writing. The Company shall use its best efforts to keep the registration statement current for a period of six months or until all Registrable Securities registered thereunder have been sold, which ever is sooner,

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                  (b) The Company shall be entitled once to postpone for a
reasonable period of time (but not to exceed 90 days) the filing of any registration statement required to be prepared and filed by it pursuant to this Section 3.1 if a nationally recognized investment bank shall advise the Company in writing that, in its opinion, the Company is unable to effect an underwritten offering due to then currently prevailing market conditions or due to circumstances affecting the financial condition, business or operations of the Company. Promptly (but in no event more than 30 days) after receipt of such opinion, the Company shall give the Holder written notice of its determination to postpone the filing of any registration statement, and an approximation of the anticipated delay.

                  (c) The rights of Holder to registration pursuant to
Section 3.1(a) are subject to the following limitations: (i) the Company shall not be obligated to effect a registration within six months after the effective date of any other registration of securities (other than pursuant to a registration on Form S-4 or S-8 or any successor or similar form which is then in effect), and (ii) in no event shall the Company be required to effect more than one registration pursuant to this Section 3.1.

         3.2 The Holder's rights under Section 3.1 shall be subject of the limitation that, in the event that the Company files a Registration Statement for an underwritten public offering the registration of the Registrable Securities shall be upon the condition that:

                  (a) if requested by managing underwriter as a condition of the offering, they be sold through the underwriters on the same terms and conditions as are applicable to the Company or all other selling stockholder of the Company; or

                  (b) if such condition is imposed by the managing underwriter, and the Holder does not wish to sell the Registrable Securities upon such terms and conditions, the Holder will agree not to transfer or otherwise dispose of any Registrable Securities for a period of time from the effective date of the Registration Statement (not to exceed one hundred eighty (180) days) specified by the managing underwriter.

         3.3. If a registration of the Company's shares involves an offering by or through underwriters, the Company, except as otherwise provided herein, shall not be required to include Registrable Securities therein if and to the extent the underwriter managing the offering reasonably believes in good faith and advises the Company in writing that such inclusion would materially and

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adversely affect such offering; provided that any such reduction or elimination shall be PRO RATA to all other selling stockholders participating in such offering, in proportion to the respective number of shares they have requested to be registered.

         3.4. In the event the Company receives private financing in an amount exceeding $1,000,000 and as a condition of such financing officers, directors and greater than 5% shareholders arc required to agree not to sell, assign, or otherwise transfer any shares (a "lock-up Agreement"), the Holder agrees to enter into a lock-up agreement on the same terms as such other holders.

         3.5. The registration rights granted hereunder shall expire on earlier of one (1) year from the date the Company has a class of equity securities registered under Section 12(b) or 12(g) of the Exchange Act or June, 20, 2000.

         3.6.     Notwithstanding the provisions of Sections 3 and 4 hereof;
(a) the Company shall have the right to delay or suspend the preparation and filing of a registration statement for up to 90 days if in the reasonable and good faith judgment of a majority of the Directors on the Board of Directors of the Company such preparation or filing would impede, delay or interfere in any material fashion with any material financing or material business transaction actively being pursued by the Company at time of receipt of the request for such registration or with the ability of the Company to conduct its affairs or would have a material adverse effect on the business, properties or financial condition of the Company; PROVIDED, HOWEVER, that the Company shall use its commercially reasonable best efforts to cause the registration statement to become effective within 180 days, and shall only be entitled to utilize this clause once in any 12 month period; and (b) if, the Company is working on an underwritten public offering of Common Stock (a "Company Initiated Public Offering") and is advised by the managing underwriter(s) in writing that such offering would in its or their opinion be adversely affected by such filing, then the Company shall have, the right, upon notice to the Holder requesting registration within 14 days after receipt of such request, to delay or suspend the filing of the registration statement requested by such Holder; PROVIDED that the Company shall use its best efforts to cause any such registration statement requested by the Holders to become effective within 180 days (or, if required by the underwriters for the Company Initiated Public Offering, within 270 days) after the date on which all securities covered by (the Company Public Offering have been sold, and that the Company shall use its best efforts to include any Registrable Securities that are the subject of a notice delivered by Holders under Section 3 in the registration statement for such Company Initiated Public Offering.

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4.       REGISTRATION PROCEDURES.

         If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

         (a) file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause that Registration Statement to become and remain effective;

         (b) as expeditiously as possible, prepare and file with the commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than nine months from the effective date;

         (c) as expeditiously as possible, use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of New York, and do any and all other acts and things that may be necessary or desirable to enable the Holders to consummate the public sale or other disposition in such states of the Registrable Securities owned by the Holder, and

         (d) as expeditiously as possible, use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of New York, and do any and all other acts and things that may be necessary or desirable to enable the Holders to consummate the public sale or other disposition in such states of the Registrable Securities owned by the Holder; PROVIDED, HOWEVER, that the Company shall not be required in connection with this Section 4(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         If the Company has delivered preliminary or final prospectuses to the Holder and, after having done so, the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the Holder with revised prospectuses and, following receipt of the revised prospectuses, the Holder shall be free to resume making offers of the Registrable Securities.

5.       ALLOCATION EXPENSES.

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         The Company will pay all Registration Expenses of all Registration
Statements under this Agreement.

6.       INDEMNIFICATION.

         In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Securities, each underwriter of such Registrable Securities, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as much losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact, required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

         In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers underwriters or controlling person may become subject

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under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDE, HOWEVER, that the obligations of such seller hereunder shall be limited to an amount equal to the proceeds to each seller of Registrable Securities sold as contemplated herein.

         Each party entitled to Indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit, the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The indemnified Part may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as, an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

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7.       INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING.

         In the event that Registrable Securities are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2 or 3, the company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limitation, customary provisions with respect to indemnification by the Company of the underwriters of such offering.

8.       INFORMATION BY THE HOLDER.

         The Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

9.       SELECTION OF UNDERWRITER.

         In the case of any registration effected pursuant to this Agreement, the Company shall have the exclusive right to designate the managing underwriter in any underwritten offering.

10.      SUCCESSOR AND ASSIGNS.

         The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.

11.      FURTHER ASSURANCES.

         From and after the date hereof, all persons subject to or bound by this Agreement shall from time to time, at the request of any such other person and without further consideration, do execute and deliver, or cause to be done, executed and delivered, all such further acts, things and instruments as may reasonably be requested or required more effectively to evidence and give effect to the provisions, intent and purposes of this Agreement (including, without limitation, certificates to the effect that this Agreement continues operative and as to any defaults hereunder or modifications hereof).

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12.      NOTICES.

         All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (1) delivered by hand, (2) sent by reputable overnight courier by next day, priority, or (3) sent by registered or certified mail, return receipt requested, postage prepaid,

     If to the Holder:     Robert L. Kelly
                           250 West 57th Street
                           New York. New York 10019


     If to the Company:    Technology Horizons Corp,
                           595 Stewart Avenue, Suite 710
                           Garden City, New York 11530
                           Attn: Steven A. Horowitz

With a copy in each
case to;                   Horowitz, Mencher, Klosowski, Nestler & Scope, P.C.
                           595 Stewart Avenue, Suite 710
                           Garden City, New York 11530

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (1) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(2) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (3) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

13.       CERTAIN OTHER AGREEMENTS.

         In the event Registrable Securities are included in a Registration Statement, you agree:

         (a) to offer the Registrable Securities only in the manner set forth on the cover page of the Prospectus included in the Registration Statement;

         (b) not to effect any transaction for the purpose of stabilizing the price of the Registrable Securities offered or any securities into which the Registrable

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Securities are convertible;

         (c) to supply to any broker to whom you offer registered securities a copy of the Prospectus;

         (d)      to promptly report all sales made to the Company; and

         (e) to comply with the provisions of Rule lOb-6 under the Exchange Act.

14.      APPLICABLE LAW.

         This Agreement shall be governed and construed under the laws of the State of Delaware, without regard to any choice or conflicts of law principles thereof.

15.      PRIORITY.

         The registration of the Registrable Securities pursuant to this Agreement will occur prior to or pari passu with, and not subsequent to, the registration of any shares of Common Stock presently held by any holder of 5% or more of the stock of the Company.

         Please acknowledge your consent to the terms of this Agreement by signing and returning a copy of this Agreement to the Company.

                                     TECHNOLOGY HORIZONS CORP.



                                     By:
                                         -------------------------------

Accepted and agreed this 3rd
day of June 1998

-------------------------
Holder/Purchaser


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